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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2016
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PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events.

On April 5, 2016, Physicians Realty Trust (the “Company”) and Physicians Realty L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of 22,500,000 common shares of beneficial interest of the Company (the “Common Shares”), which were registered pursuant to the Registration Statement on Form S-3ASR (File No. 333-205034), which became automatically effective upon filing on June 17, 2015, as amended by Post-Effective Amendment No. 1 to the Registration Statement on Form S-3ASR, filed by the Company with the Securities and Exchange Commission on January 19, 2016 (as amended, the “Registration Statement”). The Underwriters exercised their option to purchase additional Common Shares in full, bringing the total number of Common Shares to be issued in the offering to 25,875,000. The offering is expected to close on April 11, 2016, subject to the satisfaction of customary closing conditions. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering was made pursuant to the prospectus supplement, dated April 5, 2016, and the accompanying prospectus, dated June 17, 2015, filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement; (ii) a validity opinion with respect to the common shares; and (iii) an opinion with respect to tax matters.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

1.1
Underwriting Agreement, dated April 5, 2016, among Physicians Realty Trust, Physicians Realty L.P., and KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the several underwriters

5.1	Opinion of Venable LLP

8.1	Opinion of Baker & McKenzie LLP with respect to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2016	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated April 5, 2016, among Physicians Realty Trust, Physicians Realty L.P., and KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the several underwriters

5.1	Opinion of Venable LLP

8.1	Opinion of Baker & McKenzie LLP with respect to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1)